Exhibit (a.39)

ISHARES, INC.

ARTICLES SUPPLEMENTARY

iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Under a power contained in Article FIFTH of the Charter (the “Charter”) of the Corporation, and pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, at a meeting duly called and held, reclassified all of the authorized but unissued shares of common stock, par value $.001 per share (the “Common Stock”), of the series set forth below as shares of Common Stock without further classification or designation, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of undesignated Common Stock as set forth in the Charter.

Series	Shares
iShares MSCI Emerging Markets Consumer Discretionary ETF	500,000,000

iShares MSCI Emerging Markets Eastern Europe ETF	200,000,000

iShares MSCI Emerging Markets EMEA ETF	500,000,000

iShares MSCI Emerging Markets Energy Capped ETF	500,000,000

iShares MSCI Emerging Markets Growth ETF	500,000,000

iShares MSCI Emerging Markets Value ETF	500,000,000

SECOND: Immediately before these Articles Supplementary were accepted for record by the SDAT, the total number of authorized shares of Common Stock was 33,850,000,000, with an aggregate par value of $33,850,000, of which 983,375,000 were shares without further classification or designation and 32,866,625,000 were classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	450,000,000
iShares Currency Hedged MSCI EM Minimum Volatility ETF	25,000,000
iShares Currency Hedged MSCI Emerging Markets ETF	250,000,000

iShares Emerging Markets Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares Emerging Markets High Yield Bond ETF	500,000,000
iShares Emerging Markets Local Currency Bond ETF	500,000,000
iShares Global ex USD High Yield Corporate Bond ETF	500,000,000
iShares Global High Yield Corporate Bond ETF	500,000,000
iShares Latin America Bond ETF	500,000,000
iShares MSCI ACWI with EM Exposure ETF	250,000,000
iShares MSCI All Country World Minimum Volatility ETF	500,000,000
iShares MSCI Australia ETF	627,800,000
iShares MSCI Austria Capped ETF	100,000,000
iShares MSCI Belgium Capped ETF	136,200,000
iShares MSCI Brazil Capped ETF	500,000,000
iShares MSCI BRIC ETF	500,000,000
iShares MSCI Canada ETF	340,200,000
iShares MSCI Chile Capped ETF	200,000,000
iShares MSCI Colombia Capped ETF	25,000,000
iShares MSCI EFM Africa ex South Africa Index Fund	500,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets Consumer Discretionary ETF	500,000,000
iShares MSCI Emerging Markets Eastern Europe ETF	200,000,000
iShares MSCI Emerging Markets EMEA ETF	500,000,000
iShares MSCI Emerging Markets Energy Capped ETF	500,000,000
iShares MSCI Emerging Markets ETF	2,000,000,000
iShares MSCI Emerging Markets Growth ETF	500,000,000
iShares MSCI Emerging Markets Horizon ETF	25,000,000
iShares MSCI Emerging Markets Minimum Volatility ETF	500,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Emerging Markets Value ETF	500,000,000
iShares MSCI Emerging Multi-Factor ETF	25,000,000
iShares MSCI Emerging Workforce ETF	25,000,000
iShares MSCI Eurozone ETF	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France ETF	340,200,000
iShares MSCI Frontier 100 ETF	500,000,000
iShares MSCI Frontier Emerging Markets APEX Index Fund	500,000,000
iShares MSCI GCC Countries ex Saudi Arabia Index Fund	500,000,000
iShares MSCI Germany ETF	482,200,000
iShares MSCI Global Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver Miners ETF	500,000,000
iShares MSCI Greece Index Fund	200,000,000

iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel Capped ETF	500,000,000
iShares MSCI Italy Capped ETF	295,400,000
iShares MSCI Japan ETF	2,524,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico Capped ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Russia Capped ETF	1,000,000,000
iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea Capped ETF	200,000,000
iShares MSCI Spain Capped ETF	127,800,000
iShares MSCI Sweden ETF	63,600,000
iShares MSCI Switzerland Capped ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand Capped ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI USA ETF	500,000,000
iShares MSCI USA High Dividend ETF	250,000,000
iShares MSCI Vietnam ETF	500,000,000
iShares MSCI World ETF	500,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 33,850,000,000, with an aggregate par value of $33,850,000, of which 3,683,375,000 are shares without further classification or designation and 30,166,625,000 are classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	450,000,000
iShares Currency Hedged MSCI EM Minimum Volatility ETF	25,000,000
iShares Currency Hedged MSCI Emerging Markets ETF	250,000,000
iShares Emerging Markets Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares Emerging Markets High Yield Bond ETF	500,000,000
iShares Emerging Markets Local Currency Bond ETF	500,000,000
iShares Global ex USD High Yield Corporate Bond ETF	500,000,000
iShares Global High Yield Corporate Bond ETF	500,000,000
iShares Latin America Bond ETF	500,000,000
iShares MSCI ACWI with EM Exposure ETF	250,000,000

iShares MSCI All Country World Minimum Volatility ETF	500,000,000
iShares MSCI Australia ETF	627,800,000
iShares MSCI Austria Capped ETF	100,000,000
iShares MSCI Belgium Capped ETF	136,200,000
iShares MSCI Brazil Capped ETF	500,000,000
iShares MSCI BRIC ETF	500,000,000
iShares MSCI Canada ETF	340,200,000
iShares MSCI Chile Capped ETF	200,000,000
iShares MSCI Colombia Capped ETF	25,000,000
iShares MSCI EFM Africa ex South Africa Index Fund	500,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets ETF	2,000,000,000
iShares MSCI Emerging Markets Horizon ETF	25,000,000
iShares MSCI Emerging Markets Minimum Volatility ETF	500,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Emerging Multi-Factor ETF	25,000,000
iShares MSCI Emerging Workforce ETF	25,000,000
iShares MSCI Eurozone ETF	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France ETF	340,200,000
iShares MSCI Frontier 100 ETF	500,000,000
iShares MSCI Frontier Emerging Markets APEX Index Fund	500,000,000
iShares MSCI GCC Countries ex Saudi Arabia Index Fund	500,000,000
iShares MSCI Germany ETF	482,200,000
iShares MSCI Global Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver Miners ETF	500,000,000
iShares MSCI Greece Index Fund	200,000,000
iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel Capped ETF	500,000,000
iShares MSCI Italy Capped ETF	295,400,000
iShares MSCI Japan ETF	2,524,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico Capped ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Russia Capped ETF	1,000,000,000
iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea Capped ETF	200,000,000
iShares MSCI Spain Capped ETF	127,800,000

iShares MSCI Sweden ETF	63,600,000
iShares MSCI Switzerland Capped ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand Capped ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI USA ETF	500,000,000
iShares MSCI USA High Dividend ETF	250,000,000
iShares MSCI Vietnam ETF	500,000,000
iShares MSCI World ETF	500,000,000

FOURTH: The shares of Common Stock described above have been reclassified by the Board of Directors under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

FIFTH: The undersigned officer acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Financial Officer and attested to by its Assistant Secretary on this 12th day of October, 2015.

ATTEST:	ISHARES, INC.

/s/ Trace W. Rakestraw	By:	/s/ Jack Gee (SEAL)
Trace W. Rakestraw		Jack Gee
Assistant Secretary		Chief Financial Officer